EF MORTGAGE DEPOSITOR LLC ABS 15-G

Exhibit 99.8

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Ellington Management Group, L.L.C.
53 Forest Avenue
Old Greenwich, Connecticut 06870

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ellington Management Group, LLC. (the “Company”) and Ellington Financial Management L.L.C., Nomura Securities International, Inc. and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in conjunction with the proposed offering of Ellington Financial Mortgage Trust 2017-1, Mortgage Pass-Through Certificates, Series 2017-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

At the instruction of the Company, we accessed the “Company Website” (https://securefiles.amcfirst.com) on September 28, 2017 and obtained a mortgage loan listing with respect to 332 mortgage loans (the “Mortgage Loan Listing”). At the Company’s instruction, we randomly selected 180 mortgage loans from the Mortgage Loan Listing (the “Sample Loans”).

Further, representatives of the Company provided us on (i) September 29, 2017 with a computer-generated mortgage loan data file and related record layout containing data, as represented to us by the Company, as of the close of business on August 31, 2017, with respect to 333 mortgage loans, which included each of the Sample Loans (the “Initial Data File”) and (ii) October 2, 2017 with a supplemental data file containing the maturity date and the initial/next interest rate adjustment date for each of the mortgage loans set forth on the Initial Data File (the “Supplemental Data File”). We were instructed by representatives of the Company to append the Initial Data File with the information set forth on the Supplemental Loan File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.

Loan number (for identification purposes only)

2.

Original principal balance

3.

Original interest rate

4.

Monthly P&I payment

5.

First payment date

6.

Maturity date

7.

Original term to maturity

8.

Index description*

9.

Initial/next interest rate adjustment date*

10.

Interest rate adjustment frequency*

11.

Gross margin*

12.

Maximum interest rate*

13.

Minimum interest rate*

14.

Initial periodic rate cap (change up)*

15.

Initial periodic rate cap (change down)*

16.

Subsequent periodic rate cap (change up)*

17.

Subsequent periodic rate cap (change down)*

18.

Property state

19.

Property zip code

20.

Prepayment penalty term (if applicable)**

21.

Interest only term (if applicable)

22.

Occupancy status

23.

Property type

24.

Appraised value

25.

Sale price (if applicable)

26.

Loan purpose

27.

Junior lien balance (if applicable)

28.

Original loan-to-value ratio

29.

Combined loan-to-value ratio

* For adjustable rate loans only.

**For Sample Loans indicated as “investor property” on the Application (as defined below) only.

We compared Characteristics 2. through 19. to the corresponding information set forth on or derived from the respective Fixed Rate Note or Adjustable Rate Note (collectively, the “Note”); Characteristic 20. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 21. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristic 22. to the Residential Loan Application (the “Application”); Characteristics 23. and 24. to the Uniform Residential Appraisal Report or Appraisal Field Review Report (collectively the “Appraisal Report”); Characteristic 25. to Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 26. (for those Sample Loans where the “loan purpose” field on the Statistical Data File indicates a “first time home purchase” or “other-than-first-time home purchase”) to the Application and Settlement Statement; and Characteristic 27. to the Settlement Statement or “Underwriting Summary” (collectively, the “Junior Lien Summary”).

Further, with respect to Characteristic 26., for those Sample Loans for which the loan purpose field appearing on the Statistical Data File indicated a (i) “rate/term refinance – borrower initiated” or “limited cash-out” (collectively, “rate term refinance”) or (ii) “cash out: other/multi-purpose/unknown purpose”, “cash out: home improvement/renovation” or “cash out: debt consolidation” (collectively, “cash out refinance”), we (A) observed that there is no sales price indicated on the Settlement Statement and (B) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, we assumed that the loan purpose is (a) a “cash out refinance” if the Amount to the Borrower is greater than the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) or (b) a “rate term refinance” to the extent that it was not.

With respect to Characteristic 28., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as derived from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) or (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate term refinance” or “cash out refinance” (as determined above), the appraised value (as set forth on the Appraisal Report).

With respect to Characteristic 29., we will recompute the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the junior lien balance, if any (as set forth on the Junior Lien Summary) by either (b) in the case of a “first time home purchase” or “other-than-first-time home purchase” (as derived from the Application and Settlement Statement), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate term refinance” or “cash out refinance” (as determined above), the appraised value (as set forth on the Appraisal Report).

At your instruction, for purposes of the procedures described above:

●

with respect to Characteristic 4., differences of $0.01 or less will be deemed to be “in agreement;”

●

with respect to our recalculations of Characteristics 28. and 29., for those Sample Loans for which the Company provided us with (i) more than one Appraisal Report, we were instructed to use the Appraisal Report with the lowest appraised value, (ii) an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the disbursement date (as set forth on the Settlement Statement) for those Sample Loans with a loan purpose of rate term refinance or cash out refinance (as determined above), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) or;

●

with respect to Characteristic 28., differences of 0.01% or less will be deemed to be “in agreement,” except to the extent that the Statistical Data File indicates an original loan-to-value ratio less than or equal to 80.00% and our recomputed original loan-to-value ratio is greater than 80.00%; and

●

with respect to Characteristic 29., differences of 0.01% or less will be deemed to be “in agreement,” except to the extent that the Statistical Data File indicates a combined loan-to-value ratio less than or equal to 100.00% and our recomputed combined loan-to-value ratio is greater than 100.00%.

The mortgage loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 30, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2017

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in property type.
2	One difference in appraised value.
3	Four differences in loan purpose.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 30, 2017 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Loan Documents

1	[REDACTED]	Property type	Condo, High Rise (5+ stories)	Condo, Low Rise (4 or fewer stories)
1	[REDACTED]	Property type	Single family detached	PUD
2	[REDACTED]	Appraised value	[REDACTED]	[REDACTED]
3	[REDACTED]	Loan purpose	other-than-first-time home purchase	first time home purchase
3	[REDACTED]	Loan purpose	other-than-first-time home purchase	first time home purchase
3	[REDACTED]	Loan purpose	first time home purchase	other-than-first-time home purchase
3	[REDACTED]	Loan purpose	first time home purchase	other-than-first-time home purchase

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.